SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2010
Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street Warren, Pennsylvania	16365

(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (814) 726-2140
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events
     On May 5, 2010, Northwest Bancshares, Inc., the holding company for Northwest Savings Bank, announced that Northwest Bancshares, Inc. and Northwest Savings Bank entered into a definitive agreement to acquire NexTier Incorporated and NexTier Bank. A copy of the press release dated May 5, 2010, is attached as Exhibit 99.1 and a copy of an investor presentation is attached as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Northwest Bancshares, Inc. dated May 5, 2010

99.2	Investor Presentation, dated May 5, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.
DATE: May 5, 2010	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Executive Vice President and Chief Financial Officer